FINANCIAL INSTRUMENTS FINANCIAL RISK MANAGEMENT	13 Months Ended
Dec. 31, 2021
FINANCIAL INSTRUMENTS FINANCIAL RISK MANAGEMENT
Financial Instruments & Financial Risk Management

22. FINANCIAL INSTRUMENTS & FINANCIAL RISK MANAGEMENT

The fair value of the Company’s cash, amounts receivable, accounts payable and accrued liabilities approximate carrying value, due to their short-term nature and in consideration of impairments and allowances recorded.

The Company’s financial instruments are exposed to certain financial risks including credit risk, liquidity risk, interest rate risk, price risk and currency risk.

Credit risk

Credit risk is the risk of an unexpected loss if a customer or a third party to a financial instrument fails to meet its contractual obligations.

The Company is subject to credit risk on its cash and amounts receivable. The carrying amount of amounts receivable represents the maximum credit exposure and reflects management’s assessment of the credit risk associated with these parties. The Company’s cash and deposits are held with major financial institutions.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due.

The Company manages liquidity risk through its capital management as outlined in Note 21.

The Company has planning, budgeting and forecasting processes to help determine its funding requirements to meet various contractual and other obligations. The Company maintained a cash balance as at December 31, 2021 of $7,642,593 (November 30, 2020 - $660,686) in order to settle current liabilities. Most of the Company’s short-term financial liabilities have contractual maturities of 30 days or less and are subject to normal trade terms. As at December 31, 2021, the Company had accounts payable and accrued liabilities of $2,796,757 (November 30, 2020 - $845,273).

Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates and foreign exchange rates.

(a) Interest rate risk

The Company’s cash consists of cash held in bank accounts and fixed income investments that earn interest at variable interest rates. Due to the short-term nature of these financial instruments, fluctuations in market rates do not generally have a significant impact on their estimated fair values. Future cash flows from interest income on cash will be affected by interest rate fluctuations. The Company manages interest rate risk by maintaining an investment policy that focuses primarily on preservation of capital and liquidity. The Company’s sensitivity analysis suggests that a change in interest rates of 1% would increase or decrease net income by approximately $76,426.

(b) Currency risk

Currency risk exposures arise from transactions denominated in a foreign currency and exposure as a result of the Company’s investment in its foreign subsidiary. Fluctuations in exchange rates may have a significant effect on the cash flows of the Company. Future changes in exchange rates could materially affect the Company’s results in either a positive or negative direction.

The Company’s functional currency is the Canadian dollar. The Company is affected by currency transaction and translation risk primarily with respect to the GBP and the U.S. dollar (“USD”). Consequently, fluctuations in the Canadian dollar currency against these currencies could have a material impact on the Company’s business, financial condition, and results of operations. The Company does not engage in hedging activity to mitigate this risk.

The following summary illustrates the fluctuations in the exchange rates applied during the thirteen months ended December 31, 2021:

	Average rate	Closing rate
USD	1.2556	1.2678
GBP	1.7243	1.7132

A $0.01 strengthening or weakening of the U.S. dollar against the Canadian dollar at December 31, 2021 would result in an increase or decrease in operating loss of $6,404. A $0.01 strengthening or weakening of the GBP against the Canadian dollar would result in an increase or decrease in other comprehensive income of approximately $23,037. A $0.01 strengthening or weakening of the U.S. dollar against the Canadian dollar would result in an increase or decrease in other comprehensive income of approximately $182,514.